UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ALLEGRO BIODIESEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 8, 2007

Dear Stockholder:

We invite you to attend the Annual Meeting of Stockholders on Tuesday, December 4, 2007, at 10:00 a.m. (local time), at 6033 West Century Boulevard, Suite 400, Los Angeles, California 90045.

This booklet includes the formal notice of the meeting and the Proxy Statement. After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the enclosed envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. In addition, we have enclosed a copy of our Annual Report on Form 10-K, and Amendment No. 1 thereto, which includes the company’s financial statements for the year ended December 31, 2006.

Your vote is important, so please return your proxy promptly. The Board of Directors and management look forward to seeing you at the meeting.

Bruce Comer

/s/ Bruce Comer

Chief Executive Officer and Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

December 4, 2007

To the Stockholders of Allegro Biodiesel Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Allegro Biodiesel Corporation, a Delaware corporation, will be held on Tuesday, December 4, 2007, at 10:00 a.m. (local time), at 6033 West Century Boulevard, Suite 400, Los Angeles, California 90045, for the following purposes:

1.           To elect six directors to serve until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.           To ratify the appointment of McKennon, Wilson & Morgan, LLP as the Company’s independent registered certified public accountants for the year ending December 31, 2007; and

3.           To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record as of the close of business on November 7, 2007 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the company Secretary’s office, 6033 West Century Boulevard, Suite 1090, Los Angeles, California 90045, for ten days before the meeting.

It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.

Sincerely,

/s/ Heng Chuk

Heng Chuk

Chief Financial Officer and Secretary

Los Angeles, California

November 8, 2007

ALLEGRO BIODIESEL CORPORATION

6033 West Century Boulevard, Suite 1090

Los Angeles, California 90045

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Allegro Biodiesel Corporation, a Delaware corporation (the “ Company “) of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at 6033 West Century Boulevard, Suite 400, Los Angeles, California 90045, on Tuesday, December 4, 2007, at 10:00 a.m. (local time), and at any adjournment or postponement thereof (the “ Annual Meeting “). This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about November 8, 2007.

Who Can Vote and Voting Rights

Stockholders of record of the Company’s $0.01 par value common stock (the “Common Stock”) and the Company’s Series A Convertible Preferred Stock (the “Series A Preferred”) at the close of business on November 7, 2007 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 21,715,539 shares of Common Stock and 27,060,080 shares of Series A Preferred outstanding. The presence in person or by proxy of the holders of a majority of the sum of (i) the Company’s outstanding Common Stock, and (ii) the Common Stock into which the Series A Preferred can be converted constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date. The holders of the Series A Preferred are entitled to one vote for each share of Common Stock into which the Series A Preferred can be converted as of the Record Date (38,913,011 shares as of such Date). Additionally, as long as the holders of the Series A Preferred hold at least 15% of the Common Stock on a as-converted, fully diluted basis, such holders, voting separately as a single class, are entitled to elect one director to the Board and to fill any vacancy created by the absence of such director.

How You Can Vote

You may vote your shares at the Annual Meeting either in person or by proxy. To vote by proxy, you must mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder on the proxy card, the shares will be voted accordingly. If you return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the six nominees for director listed in this Proxy Statement, and FOR the ratification of the appointment of the Company’s independent registered certified public accountants.

Revocation of Proxies

Stockholders can revoke their proxies at any time before they are exercised in any of three ways:

•	by voting in person at the Annual Meeting;

•	by submitting written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or

•	by submitting another proxy of a later date that is properly executed prior to or at the Annual Meeting.

Required Vote

Directors are elected by a plurality vote. The six nominees for director who receive the most votes cast in their favor will be elected to serve as directors. The other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

IMPORTANT

Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope, so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

The Board currently consists of six members. The Nominating Committee of the Board has recommended, and the Board has designated the nominees listed below to be elected at the Annual Meeting. If elected at the Annual Meeting, each director will hold office until the Annual Meeting of Stockholders in 2008 or until their successors have been duly elected and qualified unless they resign or are removed. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, an event not currently anticipated, proxies will be voted for any nominee designated by the Board, taking into account any recommendation by the Nominating Committee, to fill the vacancy.

Biographical information concerning each director nominee is set forth below.

Name	Served as Director Since	Age	Principal Business Experience
Darrell Dubroc	2006	46

Mr. Dubroc has served as the President, Chief Operating Officer and a director of the Company since September 2006, and has served as the President and Chief Executive Officer of Vanguard since its inception in 2003. Prior to 2003, Mr. Dubroc had an 18 year tenure at Cleco Corporation, a publicly-listed electric utility company (NYSE: CNL) based in the Gulf Coast region, where he most recently served as an officer and as a Senior Vice President. Mr. Dubroc is a member of the Louisiana Association of Business and Industry, the Louisiana Engineering Society, the Central Louisiana Chamber of Commerce, and is a voting Board Member of the National Biodiesel Board. Mr. Dubroc is a graduate of the Advanced Business Management program at Harvard Business School, and received an advanced degree in Engineering Management from Louisiana State University. He graduated with a B.S. in Mechanical Engineering from the University of Louisiana in Lafayette.

Tim Collins	2006	43

Mr. Collins has served as the Executive Vice President of Business Development and a director of the Company since September 2006, and has served as the Chief Financial Officer, Secretary and Treasurer of Vanguard since its inception in 2003. He has over 15 years experience in finance, strategic planning, and business development. Prior to 2003, Mr. Collins had a 5 year tenure at Cleco Corporation, where he served as Director of Finance and Strategic Planning. Prior to Cleco, Mr. Collins was involved in a number of investment and consulting projects where he advised on operations, finance, accounting, and fundraising. Mr. Collins is a graduate of Louisiana Tech University, where he received a B.S. in Accounting.

Bruce Comer	2005	42

Mr. Comer has served as the Chief Executive Officer and a director of the Company since December 2005, and is the founder and Managing Director of Ocean Park Advisors, LLC, a private equity firm founded in 2004 that invests in middle-market companies and provides advisory services to select investors and corporate clients. He has over 15 years experience in business development, finance and operations both in the United States and throughout Asia. Prior to founding Ocean Park Advisors, he was a Principal at Platinum Equity. From 2000 through 2002, Mr. Comer was the Chief Financial Officer of Pacific Crossing, a subsea cable venture that owned and operated a trans-Pacific fiber optic cable system linking Japan and the United States, and was Vice President of Corporate Finance at Asia Global Crossing. The Pacific Crossing venture consisted of the following entities: PC Landing Corp., a Delaware corporation, Pacific Crossing, Ltd., a Bermuda company, Pacific Crossing UK, Ltd., a United Kingdom company, PCL Japan, Ltd., a Japan company, and SCS Bermuda, Ltd., a Bermuda company. In July 2002, these entities filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code. Mr. Comer is a director of Casestack, Inc., an outsourced logistics company, and serves on the Board of Trustees of Princeton-in-Asia. He is also a member of the Pacific Council on International Policy and served on its task force on United States-India Relations. Mr. Comer received a Bachelor’s degree cum laude from Princeton University; a Master’s degree with Distinction in International Relations from Johns Hopkins University, and an MBA from the Wharton School.

Heng Chuk	2005	27

Mr. Chuk has served as the Chief Financial Officer and a director of the Company since December 2005, and is a Principal and co-founder of Ocean Park Advisors, LLC, a private equity firm founded in 2004 that invests in middle-market companies and provides advisory services to select investors and corporate clients. In 2003, he was an Associate at Platinum Equity, a private equity firm in Los Angeles. From 2001 to 2003, Mr. Chuk worked in the Corporate Finance group at Asia Global Crossing. Mr. Chuk graduated cum laude from the University of Pennsylvania’s Management & Technology joint-degree program, with a B.S. in Finance from the Wharton School and a B.S. in Electrical Engineering, and received an M.S. in Electrical Engineering from Stanford University.

Paul A. Galleberg	2006	47

Mr. Galleberg has served as a director of the Company since March 2006. He has over 20 years experience in business development, law, corporate finance and general management. Since June 2006, Mr. Galleberg has been President of PV Asset Management LLC, a private investment and advisory company. From 2000 to June 2006, Mr. Galleberg was Senior Vice President, General Counsel and Secretary of Infonet Services Corporation, one of the world’s largest managed data network services providers, which was purchased by BT Group plc in February 2005. Prior to joining Infonet, Mr. Galleberg was a corporate partner with Latham & Watkins, an international law firm, having been associated with the firm since 1986. Mr. Galleberg received a J.D., cum laude, from Harvard Law School and an A.B., with highest distinction, from the University of Michigan.

Name	Served as Director Since	Age	Principal Business Experience

Jeffrey Lawton	2006	32

Mr. Lawton has served as a director of the Company since May 2006. He has over 10 years experience in corporate restructurings, corporate development, mergers and acquisitions, business development and investment banking. From 2003 to 2006, Mr. Lawton was Vice President of Restructuring and Investor Relations for Adelphia Communications Corporation. From 2000 to 2003, Mr. Lawton served as Director, Corporate Development/Finance at 360 networks, a telecommunications infrastructure and services provider in the United States and Canada. From 1999 to 2000, Mr. Lawton worked in corporate development at XO Communications, a competitive local telecom provider, and prior to XO Communications, Mr. Lawton was an investment banker in the telecommunications and media group at Merrill Lynch & Co. in New York. Mr. Lawton received an A.B. in economics, cum laude, from Princeton University.

Board and Committee Meetings

The Board held eight meetings during the year ended December 31, 2006. In 2006, all incumbent directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such directors serve. The Board encourages the directors to attend the annual meetings of the stockholders.

Independent Directors

The only member of our Board and our Board Committees who is “independent” is Jeffrey Lawton. In making that determination, we used the definitions of independence of Nasdaq, even though such definitions do not currently apply to us because we are not listed on Nasdaq.

Paul A. Galleberg, who is a member of our Board and our Audit, Compensation and Nominating Committees is not independent under relevant Nasdaq definitions. Bruce Comer and Darrell Dubroc, who are members of our Board and the Nominating Committee, are also not independent under relevant Nasdaq definitions.

Board Committees and Charters

The Board has a standing Audit Committee, Compensation Committee and Nominating Committee. The Board appoints the members and chairpersons of these committees. Jeffrey Lawton, who is a member of the Audit Committee and the Compensation Committee, is the only director who is independent in accordance with Nasdaq and SEC rules and regulations. Each committee has a written charter approved by the Board. Copies of each of the Committee Charters can be found on the Company’s website at www.allegrobio.com.

Audit Committee

Members:	Mr. Lawton (Chairman) Mr. Galleberg
Number of Meetings in 2006:	1
Number of Actions by Written Consent in 2006:	0
Functions:

The Audit Committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by the Company’s independent accountants and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent accountants and for ensuring that the accountants are independent of management.

Compensation Committee

Members:	Mr. Galleberg (Chairman) Mr. Lawton
Number of Meetings in 2006:	0
Number of Actions by Written Consent in 2006:	1
Functions:

The Compensation Committee determines the Company’s general compensation policies and practices for both executive and director compensation. The Compensation Committee also reviews and approves compensation packages for the Company’s officers and, based upon such review, recommends overall compensation packages for the officers to the Board. The Compensation Committee also reviews and determines equity-based compensation for the Company’s directors, officers, employees and consultants and administers the Company’s stock option plans. The Committee will , from time to time, consult with compensation consultants in recommending executive and director compensation.

Nominating Committee

Members:	Mr. Comer (Chairman) Mr. Dubroc Mr. Galleberg
Number of Meetings in 2006:	0
Number of Actions by Written Consent in 2006:	0
Functions:

The Nominating Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board and for overseeing the Company’s corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

Director Nominations

The Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination or election.

The Board has as an objective that its membership be composed of experienced and dedicated individuals with diverse backgrounds, perspectives and skills. The Nominating Committee intends to select candidates for director based on their character, judgment, diversity of experience, business acumen and ability to act on behalf of all stockholders. The Nominating Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating Committee believes it to be appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules. The Nominating Committee has the intention that, at such time as the Company has larger operations which allow for the pursuit of additional independent directors, a majority of the members of the Board meet the definition of “independent director” under the applicable NASDAQ and SEC rules and regulations. The Nominating Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of stockholders, the Nominating Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating Committee determines not to re-nominate a director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, the Nominating Committee will consider various candidates for Board membership, including those suggested by the Nominating Committee members, by other Board members and by stockholders. A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Nominating Committee in writing with any supporting material the stockholder considers appropriate. Once the Nominating Committee chooses a slate of candidates, the Nominating Committee recommends the candidates to the entire Board, and the Board then determines whether to recommend the slate to the stockholders.

In addition, the Company’s Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at the Company’s annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s Bylaws. Information required by the Company’s Bylaws to be in the notice include: the name, contact information and share ownership information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section. The Nominating Committee may also require any proposed nominee to furnish such other information as may reasonably be required by the Nominating Committee to determine the eligibility of such proposed nominee to serve as director of the Company. The recommendation should be sent to: Secretary, Allegro Biodiesel Corporation, 6033 West Century Boulevard, Suite 1090, Los Angeles, California 90045. You can obtain a copy of the Company’s Bylaws by writing to the Secretary at this address.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to: Secretary, Allegro Biodiesel Corporation, 6033 West Century Boulevard, Suite 1090, Los Angeles, California 90045. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Required Vote

The director nominees receiving the highest number of affirmative votes of the shares present and voting at the Annual Meeting in person or by proxy will be elected as directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE SET FORTH ABOVE.

PROPOSAL TWO:

RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

Upon the recommendation of the Audit Committee, the Board has selected the firm of McKennon, Wilson & Morgan, LLP (“MWM”) as the Company’s independent registered certified public accountants for the year ending December 31, 2007. Representatives of MWM are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of the Company’s independent registered certified public accountants is not required by the Company’s Bylaws or otherwise, the Company is submitting the selection of MWM to its stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by MWM for the audit of the Company’s financial statements for 2006 and 2005 and fees billed for other services rendered by MWM.

Fee Category	2006 Fees	2005 Fees
Audit Fees (a)	$94,000	$77,000
Audit-Related Fees (b)	80,000	38,400
Tax Compliance Fees (c)	7,000	9,600
All Other Fees	0	0
Total	$181,000	$125,000

(a)	Includes audit fees of $15,000 billed or to be billed to us by MWM for review and audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2005.

(b)

Includes audit and related fees incurred in connection with the audits of the financial statements of Vanguard Synfuels LLC for the years ended December 31, 2005 and 2004 and the reviews of the six months ended June 30, 2006 and 2005.

(c)	Fees for all tax-related services rendered to the Company.

Audit Committee Pre-Approval Policy

There are currently two members of the Audit Committee. The Committee adopted a Charter with the following policies and procedures for the approval of the engagement of an independent auditor for audit, review or attest services and for pre-approval of certain permissible non-audit services, all to ensure auditor independence.

The Company’s independent auditor will provide audit, review and attest services only at the direction of, and pursuant to engagement fees and terms approved by, the Audit Committee. Such engagement will be pursuant to a written proposal, submitted to the Audit Committee for review and discussion. If acceptable, the Audit Committee will engage the independent auditor pursuant to a written retention agreement, duly approved by the Audit Committee.

As proscribed by Section 10A(g) of the Securities Exchange Act of 1934, certain non-audit services may not be provided by the Company’s auditor, including:

•	bookkeeping or other services related to the accounting records or financial statements of the Company,

•	financial information systems design and implementation,

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports,

•	actuarial services,

•	internal audit outsourcing services,

•	management functions or human resource functions,

•	broker or dealer, investment adviser, or investment banking services,

•	Legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

With respect to permissible non-audit services, including tax services, the Company’s Chief Financial Officer or Principal Accounting Officer will submit a request to the Audit Committee to retain the Company’s auditor when the management of the Company believes it is in the best interest of the Company to do so. The requesting Company officer will submit specific reasons supporting this determination. In such event, the requesting officer of the Company shall submit a written proposal from the audit firm for the non-audit services, which shall be specific as to the scope of the services to be provided, and the compensation structure. The Audit Committee will review the proposed retention for compliance with three basic principles, violations of which would impair the auditor’s independence: (1) an auditor cannot function in the role of management, (2) an auditor cannot audit his or her own work, and (3) an auditor cannot serve in an advocacy role for the Company. If the Audit Committee determines that the proposed retention does not and will not violate these principles, it may authorize, in writing, the retention of the auditor for the agreed scope of non-audit services and compensation structure.

From and after the effective date of the Securities and Exchange Commission Rule requiring pre-approval of all audit and permissible non-audit services provided by independent registered public accountants, the Audit Committee has pre-approved all audit and permissible non-audit services by MWM.

The consolidated financial statements as of December 31, 2004 and for the one year then ended were examined by Virchow Krause & Company. They declined to stand for reappointment and resigned as auditors and principal accountants for the year ended December 31, 2005. Their resignation was concluded after they completed their review of the consolidated financial statements as of and for the three month period ended March 31, 2005.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

On August 16, 2004, the Audit Committee of the Board selected and engaged Virchow, Krause & Company, LLP (“Virchow Krause”) as its independent public accountant for the fiscal year ended December 31, 2004. During the audit of the consolidated financial statements of the Company for the fiscal year ended December 31, 2004, and through December 9, 2005, there were no disagreements with Virchow Krause, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

On December 8, 2005, Virchow Krause provided written notice to us that they had resigned as our auditors and principal accountants, effective as of that date. Furthermore, we were also informed by Virchow Krause that it had not performed a review of our consolidated financial statements as of and for the three and six month periods ended June 30, 2005, which were included in our Form 10-Q for the period ended June 30, 2005 (the “Q2 2005 Form 10-Q”), as required by Regulation S-X under the Securities Exchange Act of 1934. No disclosure was made by us that Virchow Krause had not performed a review of our consolidated financial statements as of and for the periods ended June 30, 2005.

The audit report of Virchow Krause on the consolidated financial statements of Diametrics Medical, Inc. (the “Company’s predecessor”) for the fiscal year ended December 31, 2004 contained a separate paragraph stating:

“The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has recurring losses and negative cash flows that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.” Other than such qualification as to uncertainty as a going concern, the aforementioned audit report of Virchow Krause did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

On December 9, 2005, our Board of Directors selected and engaged MWM as its independent public accountants for the fiscal year ending December 31, 2005, and to perform reviews of our consolidated financial statements as of and for the three and six month periods ended June 30, 2005, and as of and for the three and nine month periods ended September 30, 2005.

On December 9, 2005, MWM advised us of its acceptance of the engagement. During the two most recent fiscal years and through December 9, 2005, we had not consulted with MWM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered in our financial statements, and neither a written report was provided to us nor oral advice was provided by MWM that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

MWM completed its review of our consolidated financial statements for the three and six month periods ended June 30, 2005, and we filed an amended Q2 2005 Form 10-Q on December 19, 2005.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Audit Committee will review its future selection of the Company’s independent registered certified public accountants but will not be required to select different accountants for the Company.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MCKENNON, WILSON & MORGAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock by: (i) each person who is known by us to beneficially own more than 5% of the Common Stock, (ii) each of our directors, (iii) each of the our executive officers, and (iv) all of our directors and executive officers as a group. Percentages are based on 21,715,539 shares of our common stock outstanding as of October 30, 2007.

	Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
(2)	M.A.G. Capital, LLC	24,139,631	53.7%
(3)	Mercator Momentum Fund	2,398,475	10.0%
(4)	Mercator Momentum Fund III	4,612,175	17.5%
(5)	Monarch Pointe Fund, Ltd.	15,715,080	43.0%
(6)	Ocean Park Advisors, LLC	5,144,497	23.7%
(7)	Asset Managers International Limited	9,443,811	31.1%
(8)	St. Cloud Capital Partners	3,270,547	13.1%
(9)	Erasmus Louisiana Growth Fund	2,802,235	11.4%
(10)	Pentagon Dollar Satellite Fund, Ltd.	2,876,046	11.7%
(11)	Dave Callaham	2,687,193	11.0%
(12)	W. Bruce Comer III	6,835,569	29.2%
(13)	Heng Chuk	5,789,854	25.9%
(14)	Darrell Dubroc	6,978,630	32.1%
(15)	Tim Collins	4,131,370	19.0%
(16)	Paul A. Galleberg	384,604	1.7%
(17)	Jeffrey Lawton	384,604	1.7%
(18)	All directors and executive officers as a group	19,360,134	78.0%

(1)

The percentage calculations are based on 21,715,539 shares of common stock that were outstanding as of October 30, 2007 plus the respective beneficial shares owned by each stockholder. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of October 30, 2007 (including shares issuable upon the conversion of our Series A and B Convertible Preferred Stock) are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2)

Consists of 1,413,900 shares of common stock that may be acquired upon the conversion of outstanding Series B Convertible Preferred Stock, as well as the securities held by Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Monarch Pointe Fund, Ltd., or Mercator Focus Fund, LP. David Firestone, as managing member of M.A.G. Capital, LLC, has voting and investment control over the shares owned by M.A.G. Capital, LLC and the foregoing Funds described in this table. See Notes 3, 4, and 5. The documentation governing the terms of the Series A and Series B Convertible Preferred Stock contains provisions prohibiting any conversion of the Series A and Series B Convertible Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.

(3)

Consists of 23,051 shares of common stock, 1,668,106 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock and 707,318 shares of common stock that may be acquired upon the exercise of warrants with an exercise price of $1.14 and $1.33 per share. The documentation governing the terms of the Series A and Series B Convertible Preferred Stock contains provisions prohibiting any conversion of the Series A and Series B Convertible Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.

(4)

Consists of 25,150 shares of common stock, 3,221,171 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock and 1,365,854 shares of common stock that may be acquired upon the exercise of warrants with an exercise price of $1.14 and $1.33 per share. The documentation governing the terms of the Series A and Series B Convertible Preferred Stock contains provisions prohibiting any conversion of the Series A and Series B Convertible Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.

(5)

Consists of 848,207 shares of common stock, 10,440,045 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock and 4,426,828 shares of common stock that may be acquired upon the exercise of warrants with an exercise price of $1.14 and $1.33 per share. The documentation governing the terms of the Series A and Series B Convertible Preferred Stock contains provisions prohibiting any conversion of the Series A and Series B Convertible Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.

(6)	Consists of 5,144,497 shares of common stock. W. Bruce Comer III, as Managing Partner of Ocean Park Advisors LLC, has voting and investment control over the shares owned by it.

(7)

Consists of 815,675 shares of common stock and 8,628,137 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock. Lewis Chester, as managing member of Asset Managers International Limited, has voting and investment control over the shares owned by it. The documentation governing the terms of the Series A and Series B Convertible Preferred Stock contains provisions prohibiting any conversion of the Series A and Series B Convertible Preferred Stock that would result in Asset Managers International Limited owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.

(8)

Consists of 3,270,547 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock. Marshall Geller, as managing partner of St. Cloud Capital Partners, has voting and investment control over the shares owned by it.

(9)

Consists of 2,802,235 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock. Matthew O’Reilly, the managing partner of Erasmus Louisiana Growth Fund L.P., has voting and investment control over the shares owned by it.

(10)

Consists of 2,876,046 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock. Lewis Chester, as managing member of Pentagon Dollar Satellite Fund, Ltd., has voting and investment control over the shares owned by it. The documentation governing the terms of the Series A and Series B Convertible Preferred Stock contains provisions prohibiting any conversion of the Series A and Series B Convertible Preferred Stock that would result in Pentagon Dollar Satellite Fund, Ltd. owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.

(11)	Consists of 2,687,193 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock.

(12)

Includes shares underlying options to purchase 1,691,072 shares. Additionally, Mr. Comer is a principal of Ocean Park Advisors, LLC, and as such, may be deemed the beneficial owner of the securities held by Ocean Park Advisors, LLC. He disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(13)

Includes shares underlying options to purchase 645,357 shares. Additionally, Mr. Chuk is a principal of Ocean Park Advisors, LLC, and as such, may be deemed the beneficial owner of the securities held by Ocean Park Advisors, LLC. He disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(14)	Consists of 6,978,630 shares of common stock.

(15)	Consists of 4,131,370 shares of common stock.

(16)	Consists of options to purchase 384,604 common shares.

(17)	Consists of options to purchase 384,604 common shares.

(18)

Includes shares beneficially owned by Darrell Dubroc, Tim Collins, Bruce Comer, Heng Chuk, Paul Galleberg and Jeff Lawton, and including with respect to Messrs. Comer and Chuk, shares beneficially owned by Ocean Park Advisors. Messrs. Comer and Chuk disclaim beneficial ownership of the shares beneficially owned by Ocean Park Advisors except to the extent of their respective pecuniary interests therein.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for each of the last two fiscal years awarded to or earned by our Chief Executive Officer and our other most highly compensated executive officers whose salary and bonus earned in the last fiscal year ended December 31, 2006, exceeded $100,000 for services rendered:

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
W. Bruce Comer III,	2006	$18,333	(1)	--	--	$1,001,119	(3)	--	--	--		$1,019,452
Chief Executive Officer	2005	--		--	--			--	--	--		--
Heng Chuk,	2006	$18,334	(2)	$6,000	--	$480,534	(4)	--	--	--		498,876
Chief Financial Officer	2005	--		--	--			--	--	--		$--
Darrell Dubroc,	2006	$75,452		--	--	--		--	--	$540,598	(6)	$616,050
President and Chief Operating Officer	2005			--	--	--		--	--	--		--
Tim Collins,	2006	$51,769		--	--	--		--	--	$174,378	(7)	$226,147
Executive Vice President of Business Development	2005			--	--	--		--	--	--		--

(1)

Does not include payments made to Ocean Park Advisors, LLC (“OPA”) of which W. Bruce Comer III is a principal. Pursuant to a management services agreement that we entered into with OPA on September 20, 2006, and as amended October 22, 2007, we pay OPA and OPA professionals and advisors perform general and administrative services for us. Mr. Comer serves as our Chief Executive Officer pursuant to that agreement. He receives no separate compensation for his services. See “Employment Agreements, Termination of Employment and Change-in-Control Arrangements” and “Certain Relationships and Related Transactions.”

(2)

Does not include payments made to OPA pursuant to the agreement described in Note 1 above. Heng Chuk is a principal of OPA, serves as our Chief Financial Officer pursuant to that agreement, and receives no separate compensation for his services. See “Employment and Agreements, Termination of Employment and Change-in-Control Arrangements” and “Certain Relationships and Related Transactions.”

(3)

Represents the dollar amount recognized for financial reporting purposes of all stock options awarded to Mr. Comer in fiscal 2006, computed in accordance with Financial Accounting Standards 123R. See Note 13 to the Financial Statements for a discussion of the assumptions we used in making such calculation. Does not include a stock option to purchase 2,069,109 shares of common stock granted to OPA on September, 20, 2006. Mr. Comer is a principal of OPA and disclaims beneficial ownership of the shares underlying such option except to the extent of his pecuniary interest therein. On July 27,2007, OPA distributed the option to Mr. Comer and Heng Chuk. Mr. Comer received a portion of the option relating to 1,593,214 shares.

(4)

Represents the dollar amount recognized for financial reporting purposes of all stock options awarded to Mr. Chuk in fiscal 2006, computed in accordance with Financial Accounting Standards 123R. See Note 13 to the Financial Statements for a discussion of the assumptions we used in making such calculation. Does not include the stock option granted to OPA on September, 20, 2006 and described in Note 3 above. Mr. Chuk is a principal of OPA and disclaims beneficial ownership of the shares underlying such option except to the extent of his pecuniary interest therein. On July 27,2007, OPA distributed the option to W. Bruce Comer III and Mr. Chuk. Mr. Chuk received a portion of the option relating to 475,895 shares.

(6)	Represents a bonus of $540,598 paid to Mr. Dubroc upon the completion of the acquisition of Vanguard Synfuels, LLC (the “Vanguard Acquisition”).

(7)	Represents a bonus of $174,378 paid to Mr. Collins upon the completion of the Vanguard Acquisition.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

On September 20, 2006, we entered into an employment agreement with Mr. Dubroc as our President and Chief Operating Officer. The employment agreement provides for an initial term of three years, which is automatically renewed for successive one-year terms thereafter on the same terms and conditions unless either party provides the other party with notice that it has elected not to renew the employment agreement. Mr. Dubroc is entitled to receive an annual salary of $250,000, a bonus of $540,598 that was paid upon the closing of the Acquisition, future incentive compensation of up to $1,081,196 based on our achieving certain milestones, and an annual performance bonus to be determined by the Board.

On September 20, 2006, we entered into an employment agreement with Mr. Collins as our Executive Vice President of Business Development. The employment agreement provides for an initial term of three years, which is automatically renewed for successive one-year terms thereafter on the same terms and conditions unless either party provides the other party with notice that it has elected not to renew the employment agreement. Mr. Collins is entitled to receive an annual salary of $175,000, a bonus of $174,378 that was paid upon the closing of the Acquisition, future incentive compensation of up to $348,756 based on our achieving certain milestones, and an annual performance bonus to be determined by the Board.

On October 22, 2007, Messrs. Dubroc and Collins agreed to allow us to defer payment of fifty percent of their monthly cash compensation and one hundred percent of any bonuses earned, effective as of October 15, 2007. These amounts will be deferred until a date to be determined by the Board of Directors.

On September 20, 2006, we entered into a management services agreement with OPA, pursuant to which certain of OPA’s professionals (including but not limited to Messrs. Comer and Chuk) and consultants provide general and administrative services to us. Such professionals are involved in our strategic planning, management of operations, finance and accounting functions, as well as business development. We and OPA have agreed that Mr. Comer and Mr. Chuk shall serve as our Chief Executive Officer and Chief Financial Officer, respectively, and that OPA shall have the right to appoint two directors to our Board. On October 22, 2007, we amended several terms of the OPA agreement. See “Certain Relationships and Related Transactions.”

Outstanding Equity Awards At December 31, 2006

The following table provides certain information concerning equity awards held by the named executive officers as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable
W. Bruce Comer III	180,662	--	(1)	--	$0.463	3/15/2007	--	--	--	--
Heng Chuk	86,698	--	(2)	--	$0.463	3/15/2007	--	--	--	--
Darrell Dubroc	--	--		--	--	--	--	--	--	--
Tim Collins	--	--		--	--	--	--	--	--	--

(1)

Does not include a stock option to purchase 2,069,109 shares of common stock granted to OPA on September 20, 2006. Mr. Comer is a principal of OPA and disclaims beneficial ownership of the shares underlying such option except to the extent of his pecuniary interest therein. Such option has an exercise price of $0.7587 per share and expires on December 31, 2008. Such option is fully vested but is not exercisable until January 1, 2008. On July 27,2007, OPA distributed the option to Mr. Comer and Heng Chuk. Mr. Comer received a portion of the option relating to 1,593,214 shares.

(2)

Does not include the stock option granted to OPA on September 20, 2006 and described in Note 1 above. Mr. Chuk is a principal of OPA and disclaims beneficial ownership of the shares underlying such option except to the extent of his pecuniary interest therein. On July 27,2007, the reporting person distributed the option to W. Bruce Comer III and Mr. Chuk. Mr. Chuk received a portion of the option relating to 475,895 shares.

DIRECTOR COMPENSATION

The following table provides certain summary information concerning the compensation paid to our non-executive directors. All compensation paid to our directors who are also executive officers is set forth in the table under “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan	Nonqualified Deferred	All Other Compensation ($)	Total ($)
Paul A. Galleberg	$6,944	(1)	--	$473,619	(2)	--	--	--	480,563
Jeffrey Lawton	$6,944	(3)	--	$473,619	(4)	--	--	--	480,563

(1)

Represents (i) fees of $2,500 paid for Board services for the period January 1, 2006 to September 20, 2006, and (ii) fees of $4,000 paid for Board services for the period September 21, 2006 to December 31, 2006.

(2)

Represents the dollar amount recognized for financial reporting purposes of all stock options awarded to Mr. Galleberg in fiscal 2006, as calculated pursuant to Financial Accounting Standards 123R. See Note 13 to the Financial Statements for a discussion of the assumptions we used in making such calculation. As of December 31, 2006, Mr. Galleberg owns stock options to purchase an aggregate of 384,604 shares of common stock.

(3)

Represents (i) fees of $2,500 paid for Board services for the period January 1, 2006 to September 20, 2006, and (ii) fees of $4,000 paid for Board services for the period September 21, 2006 to December 31, 2006.

(4)

Represents the dollar amount recognized for financial reporting purposes of all stock options awarded to Mr. Lawton in fiscal 2006, as calculated pursuant to Financial Accounting Standards 123R. See Note 13 to the Financial Statements for a discussion of the assumptions we used in making such calculation. As of December 31, 2006, Mr. Lawton owns stock options to purchase an aggregate of 384,604 shares of common stock

On August 11, 2006, we granted W. Bruce Comer III, our Chief Executive Officer, and Heng Chuk, our Chief Financial Officer and Secretary options to purchase 180,622 and 86,698 shares of common stock, respectively, with an exercise price of $0.46 per share, or 110% of the fair value of the common stock on the date of grant, and vesting fully on December 1, 2006. Our two non-executive directors, Paul Galleberg and Jeffrey Lawton, were each awarded an option to purchase 36,124 shares of common stock, at an exercise price of $0.42 per share and vesting fully on September 13, 2006 and November 4, 2006, respectively (being six months after the appointment of each director). All stock options issued to the above individuals were originally set to expire on March 15, 2007; on March 14, 2007, we extended the expiration terms to December 31, 2007. The options were not exercisable until approval by our stockholders. On November 28, 2006, the stockholders approved the stock options at a special meeting of stockholders.

On March 14, 2007, we entered into a services agreement with PV Asset Management, LLC, a company controlled by Paul Galleberg, one of our directors. Pursuant to the terms of that agreement, which was effective as of February 5, 2007, Mr. Galleberg performed management and consulting services for us. The original term of the agreement extended through August 3, 2007. Under the original terms of the agreement, Mr. Galleberg’s company received a base fee of $10,000 per month and was eligible to receive a bonus up to $75,000 upon the achievement of specified goals. Mr. Galleberg was also eligible to receive option grants under the terms of the agreement. On August 1, 2007, we entered into an amendment to the agreement. Pursuant to the amendment, (i) the agreement was extended to October 15, 2007; (ii) the base fee was increased to $12,000 per month; (iii) no fees were payable from August 5, 2007; and (iv) the terms by which bonuses are to be paid and options are to be granted were amended. See “Certain Relationships and Related Transactions.” On October 13, 2007, the agreement was further amended to defer the payment of the base fee for the period from September 15, 2007 to October 15, 2007, until such time as the Board determines to pay the deferred amounts. On October 15, 2007, the agreement expired and was not renewed, and Mr. Galleberg returned to his status as a non-executive director.

Disclosed in the table below is certain information regarding the number of shares of the Company’s Common Stock that were subject to outstanding stock options or other compensation plan grants and awards as of December 31, 2006.

EQUITY COMPENSATION PLANS

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Vesting of Restricted Stock Rights (a)	Weighted-Average Exercise Price of Outstanding Options and Unvested Restricted Stock ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,127,312	$0.7233	3,465,443
Equity compensation plans not approved by security holders	0	N/A	N/A

Total	3,127,312	$0.7233	3,465,443

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 21, 2005, BCC Acquisition II, LLC (“BCCAII”) and certain of the holders of our subordinated convertible debt, who collectively beneficially owned securities representing approximately 64% of our fully diluted common stock, entered into an agreement to sell their securities to OPA and M.A.G. Capital, LLC (“MAG”), a current shareholder of our predecessor, for a nominal amount of cash. In connection with the closing of this transaction, our Board of Directors and Chief Financial Officer at that time resigned and W. Bruce Comer III and Heng Chuk, principals of OPA, became members of the Board. Additionally, Messrs. Comer and Chuk became our Chief Executive Officer and the Chief Financial Officer and Secretary, respectively.

On December 6, 2005, we concluded the exchange of certain securities (the “Exchange Offering”). MAG, its affiliated funds, and other investors who held our 2005 Subordinated Convertible Notes, our 2007 Senior Secured Convertible Notes, our Senior Secured Convertible Notes issued May 2, 2005, and our Series F and G Convertible Preferred Stock, exchanged their securities for shares of newly created Series H Convertible Preferred Stock (the “Series H”), and OPA exchanged its securities for shares of newly created Series I Convertible Preferred Stock (the “Series I”). Pursuant to this transaction, 10,000 and 15,000 shares of the Series F and Series G Convertible Preferred Stock, respectively, were cancelled and 27,889 and 13,794 shares of the Series H and Series I, respectively, were issued. W. Bruce Comer and Heng Chuk, two of our executive officers and principals of OPA, may have been deemed to have beneficially owned such Series I preferred stock, although they each disclaimed any such beneficial ownership except to the extent of their pecuniary interest therein. Additionally, OPA received a fee of $75,000 as compensation for its services in structuring the transactions related to the Exchange Offering.

On December 6, 2005, Monarch Pointe Fund, Ltd., a fund affiliated with MAG, and Asset Managers International Limited, each entered into an agreement to loan us up to $375,000 (for an aggregate of up to $750,000), in the form of Convertible Secured Promissory Notes, to use for (i) the payment of certain expenses, including the payment of $75,000 to OPA as compensation for its services in structuring the transactions mentioned above, (ii) to settle with certain creditors, and (iii) to develop and pursue strategic alternatives. On the same date, we made an initial draw of $450,000 under the Convertible Secured Promissory Notes. The remaining $300,000 was drawn upon in January 2006.

On September 20, 2006, we entered into a management services agreement with OPA. The management services agreement provides for an initial term of one year, after which time it may be terminated by either party upon thirty days’ notice. Pursuant to the original terms of the services agreement, the Company and OPA have agreed that Mr. Comer and Mr. Chuk shall continue to serve as our Chief Executive Officer and Chief Financial Officer, respectively, and that OPA shall have the right to appoint two directors to our Board. Other of OPA’s professionals and consultants may also perform general and administrative functions for the Company. See “Employment Agreements, Termination of Employment and Change-in-Control Arrangements”. In consideration of the services provided by OPA to the Company, we originally agreed to pay OPA a monthly fee of $75,000 and a bonus of $400,000 contingent upon the performance of certain milestones. In addition, we granted stock options to OPA to purchase 2,069,109 shares of common stock (approximately 3% of the common shares outstanding on a fully-diluted basis), at an exercise price of $0.76 per share. The stock options vest fully at the later of 1) the date the quoted closing price for the Company’s common stock reaches $1.33 per share or higher, and 2) the date the 2006 Incentive Compensation Plan and the requisite increase in the Company’s authorized capital stock are approved by shareholders. On November 28, 2006, the stockholders at a special meeting of shareholders approved our 2006 Plan and the reincorporation of the Company in Delaware (the “Reincorporation”) resulting in the requisite increase in authorized capital stock, and the OPA options became fully-vested on such date. The OPA options were originally granted with an expected life of five years; on December 26, 2006, they were amended and restated to provide that they will only be exercisable after January 1, 2008 and on or before December 31, 2008 (an expected life of 2.3 years from the date of grant), with provisions for acceleration in the event of a change in control of the Company. On July 27,2007, OPA distributed the option to purchase 2,069,109 shares to W. Bruce Comer III and Heng Chuk. Mr. Comer received a portion of the option relating to 1,593,214 shares and Mr. Chuk received a portion of the option relating to 475,895 shares.

On October 22, 2007, we amended our agreement with OPA. Pursuant to the amendment, as of October 15, 2007, fifty percent of the monthly cash compensation payable to OPA for management fees and one hundred percent of the bonus fees earned on or after such date will be deferred until a date to be determined by the Board of Directors. Additionally, the agreement was also amended as follows: the term of the agreement was extended to October 31, 2007; after October 31, 2007, the agreement continues thereafter on a month-to-month basis unless terminated by either party on seven days advance written notice; OPA’s monthly compensation under the agreement was reduced from $75,000 to $60,000, effective as of October 15, 2007; aggregate potential bonus payments for the achievement of designated milestones under the agreement were reduced from $400,000 to $275,000; and certain of such milestones were deleted.

On September 20, 2006, we entered into an agreement with OPA, pursuant to which OPA agreed to convert its Series I Convertible Preferred Stock into common stock and to waive the anti-dilution rights associated with the Series I Convertible Preferred Stock. In consideration of converting such Series I Convertible Preferred Stock and waiving such anti-dilution rights, we issued warrants to OPA to purchase approximately 4.8 million shares of common stock at $0.76 per share. The OPA warrants would vest upon the later of (i) the date the Reincorporation becomes effective, or (ii) the date that the price of the Company’s stock closes at higher than $0.76 per share for 50% of such warrants, and higher than $1.14 per share for the other 50% of such warrants. The two vesting conditions were satisfied and the OPA warrants were fully vested. On January 25, 2007, OPA elected to cashless exercise the warrants in full pursuant to the terms therein, in exchange for the issuance of an aggregate of 3,765,097 shares of our common stock.

On September 20, 2006, Asset Managers International Limited and Monarch Pointe Fund, Ltd. each received 815,675 shares of common stock upon the conversion of their Convertible Secured Promissory Notes dated December 6, 2005 in accordance with the terms of such promissory notes. In connection with the Acquisition, we issued to certain funds managed by MAG 80,733 shares of common stock upon the cashless exercise of warrants to acquire 417,119 of our common shares held by such funds, based on the closing price of our common stock on September 19, 2006.

On September 20, 2006, in consideration for the assignment to the Company of certain rights to acquire Vanguard, we issued to MAG warrants (the “MAG Warrants”) to purchase 6,500,000 shares of common stock (approximately 10% of the common shares on a fully-diluted basis) upon closing of the Acquisition. Half of the MAG Warrants have an exercise price of $1.1381 per share, and the other half have an exercise price of $1.3278 per share. MAG also received a cash fee of $435,000 to cover certain due diligence and legal expenses it incurred in connection with the Acquisition.

We and certain of our stockholders entered into voting agreements, each dated as of September 20, 2006. The stockholders who entered into the voting agreements collectively beneficially owned securities with the voting power equivalent to that of 52 million common shares (or approximately 99% of the voting power of our capital stock) at that time, and agreed to vote their shares in favor of approving the Reincorporation and approving our 2006 Incentive Compensation Plan and the Amendment to the Company’s 2006 Incentive Compensation Plan at our special meeting of shareholders held on November 28, 2006. Such proposals were approved by stockholders at the special meeting of shareholders on that date.

In connection with the sale of our Series J Convertible Preferred Stock, we entered into a Registration Rights Agreement, dated as of September 20, 2006, with certain related parties (including Monarch Pointe Fund, Ltd., Mercator Momentum Fund, L.P., Mercator Momentum Fund III, L.P., M.A.G. Capital, LLC and Ocean Park Advisors, LLC). In addition, we previously granted registration rights to the holders of our Series H and Series I Convertible Preferred Stock.

On March 14, 2007, we entered into a services agreement with PV Asset Management LLC (“PVAM”), a company controlled by Paul A. Galleberg, one of our directors. Pursuant to the agreement, PVAM causes Mr. Galleberg to perform such services as are reasonably requested by our CEO. The original term of the agreement extended through August 3, 2007, and was extended by us to October 15, 2007. The agreement expired as of such date and was not renewed. See “Director Compensation.”

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The following is a report issued by the Audit Committee relating to its review of the accounting, auditing and financial reporting practices of the Company for the year ended December 31, 2006. Stockholders should be aware that under SEC rules, the Report of the Audit Committee of the Board is not deemed to be “soliciting material” or “filed” with the SEC under the Securities Exchange Act of 1934, and is not incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless these sections are specifically referenced.

The Audit Committee operates under a written charter adopted by the Board of Directors (the “Board”) on March 12, 2004 and reviewed annually. The members of the Audit Committee are Paul A. Galleberg and Jeffrey Lawton. Mr. Lawton meets the independence standards established by The Nasdaq Stock Market and the rules of the Securities and Exchange Commission.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent accountants are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements contained in its 2006 Annual Report on Form 10-K with the Company’s management and its independent accountants. The Audit Committee met privately with the independent accountants and discussed issues deemed significant by the independent accountants, including those matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent accountants their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Audit Committee

Jeffrey Lawton (Chairman)

Paul A. Galleberg

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Diametrics. Officers, directors and greater-than ten percent shareholders are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports furnished to us during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that the Form 3 Initial Statement of Beneficial Ownership of Securities Statements of Jeffrey Lawton and Paul Galleberg, two of our directors, were filed late.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2008 annual meeting of stockholders must be received by the Secretary of the Company no later than March 8, 2008 in order that they may be included, if appropriate, in the Company’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the Company’s proxy statement for the 2008 annual meeting of stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Bylaws provide that the Company must have received the stockholder’s notice not less than 90 days nor more than 120 days in advance of the date the proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. However, if the date of the 2008 annual meeting of stockholders is changed by more than 30 days from the date contemplated at the time of this Proxy Statement, the Company must receive the stockholder’s notice not later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

PAYMENT OF COSTS

The expense of printing and mailing proxy materials and the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by proxy solicitors, directors, officers and other employees of the Company by personal interview, telephone, facsimile or other means. No additional compensation will be paid to directors, officers or employees of the Company for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker, and direct a written request to the Company, Attn: Investor Relations Department, 6033 West Century Blvd., Suite 1090, Los Angeles, California 90045, or contact Investor Relations at (310) 670-2093. The Company will provide a separate copy of this Proxy Statement and the annual report to any stockholder at a shared address to which a single copy of the documents was delivered. Any such request should be addressed to the Company, Attn: Investor Relations Department, at the address listed above. Stockholders who currently receive multiple copies of the Proxy Statement and/or annual report at their address and would like to request “householding” of their communications should contact their broker.

Whether or not you intend to be present at the Annual Meeting, the Company urges you to return your signed proxy promptly.

By Order of the Board of Directors

/s/ Heng Chuk

Heng Chuk

Chief Financial Officer and Secretary

November 8, 2007

The Company’s 2006 Annual Report on Form 10-K, and Amendment No. 1 thereto, have been mailed with this Proxy Statement. The Company will provide copies of exhibits to these documents, but will charge a reasonable fee per page to any requesting stockholder. Any such request should be addressed to the Company at 6033 West Century Blvd., Suite 1090, Los Angeles, California 90045, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of November 7, 2007, the stockholder was entitled to vote at the Annual Meeting.

PROXY

ALLEGRO BIODIESEL CORPORATION

Annual Meeting of Stockholders, December 4, 2007

This Proxy is Solicited on Behalf of the Board of Directors of ALLEGRO BIODIESEL CORPORATION

The undersigned revokes any previous proxies, acknowledges receipt of the notice of the Annual Meeting of Stockholders to be held on December 4, 2007 and the Proxy Statement and appoints Bruce Comer and Heng Chuk, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of ALLEGRO BIODIESEL CORPORATION (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2007 Annual Meeting of Stockholders of the Company to be held at 6033 West Century Boulevard, Suite 400, Los Angeles, CA 90045 on December 4, 2007 at 10:00 a.m. PST (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this card.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

COMMENTS:

ANNUAL MEETING OF STOCKHOLDERS OF

ALLEGRO BIODIESEL CORPORATION

December 4, 2007

Please mark, date, sign and

mail your proxy card in the

envelope provided as soon

as possible.

\/ Please detach along perforated line and mail in the envelope provided. \/

The Board of Directors recommends a vote IN FAVOR OF the directors listed below and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified below, if no specification is made, this Proxy will be voted IN FAVOR OF the election of directors listed below and IN FAVOR OF proposal Two. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: To elect six directors to serve until 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified.			2. To ratify the appointment of McKennon, Wilson & Morgan, LLP as the Company’s independent registered certified public accountants for the year ending December 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES:
☐	FOR ALL NOMINEES	Darrell Dubroc Tim Collins Bruce Comer Heng Chuck Paul A. Galleberg Jeffrey Lawton
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.